[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 8

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-1505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as “the Ceding Company”) and
THE CANADA LIFE ASSURANCE COMPANY
operating through its U.S. Branch (hereinafter referred to as “the Reinsurer”)

It is hereby declared and agreed that effective June 11, 2021, the above-referenced Agreement will be amended to include the following change:
1. EXHIBIT 1, REINSURANCE SPECIFICATIONS, Effective November 4, 2019, will be deleted and replaced by the attached EXHIBIT 1, Effective June 11, 2021.

It is also agreed that effective October 9, 2017, the above-referenced Agreement will be amended to include the following correction:

Accelerated Benefit Rider due to Terminal Illness, Chronic Illness or Cognitive Impairment in EXHIBIT 1
–REINSURANCE SPECIFICATIONS, sub-section (d) Riders and Supplementary Benefits, Effective October 9, 2017 and in later relevant subsequent amendments, will be deleted in its entirety and replaced by the following to remove reference to the Chronic Illness Rider.

Accelerated Benefit Rider due to Terminal Illness or Cognitive Impairment - The Reinsurer’s participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider. Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal Illness on Symetra UL 2015, Milestone VUL-G, Symetra Accumulator IUL 1.0, Symetra Protector IUL 1.0 and Symetra Accumulator IUL 2.0: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

This Amendment may be signed in multiple counterparts, each of which when so executed and delivered will be an original, but such counterparts will together constitute one and the same instrument. The Ceding Company and the Reinsurer agree that transmission of copies of original signatures as a “PDF” document attached to an email will constitute valid execution of this Amendment and that, in such instance, there will be no need to exchange “wet” signatures.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 1 - REINSURANCE SPECIFICATIONS
Effective June 11, 2021

(a)Life Reinsurance:
Basis 1: The Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2
–Ceding Company’s Retention and cede the remainder to the Reinsurance Pool. The Reinsurer’s share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer’s Automatic Participation Limits, as set out in Exhibit 4.
Basis 2: The Ceding Company has entered into YRT agreements with third party reinsurers under which each policy risk is shared equally on a first dollar quota share basis. For the Ceding Company’s [REDACTED] share, the Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2 and cede the remainder to the Reinsurance Pool. The Reinsurer’s share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer’s Automatic Participation Limits, as set out in Exhibit 4.
(b)Plans Covered:

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Classic UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Smoking Status Unknown	[REDACTED]	1	May 1, 2015 to January 31, 2020
Symetra UL 2015	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Smoking Status Unknown	[REDACTED]	1	May 1, 2015
Survivorship UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Uninsurable	[REDACTED]	1	May 1, 2015

EXHIBIT 1 – REINSURANCE SPECIFICATIONS (Continued)
Effective June 11, 2021

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Milestone (VUL-G)	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	2	April 3, 2017 to January 29, 2021
Symetra Accumulator IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1	October 9, 2017 to January 31, 2020
Symetra Protector IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1 or 2*	May 29, 2019 to September 30, 2021

Symetra Accumulator IUL 2.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1	November 4, 2019 to September 30, 2021
Symetra Accumulator IUL 4.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1 or 2*	June 11, 2021

EXHIBIT 1 – REINSURANCE SPECIFICATIONS (Continued)
Effective June 11, 2021

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
	Super Preferred Non Nicotine	[REDACTED]
Preferred Non Nicotine
Symetra Protector IUL 3.0	Standard Plus Non Nicotine Standard Non Nicotine Substandard Non Nicotine		1 or 2*	June 11, 2021
Preferred Nicotine
Standard Nicotine
Substandard Nicotine
[REDACTED]
Minimum Issued Face Amount:
[REDACTED]

Joint Life Age/Risk Class Limitations
[REDACTED]

(c)Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in Exhibit 9 - Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective June 11, 2021

(d)Riders and Supplementary Benefits:

	Classic UL	SUL	Symetra UL 2015	VUL G	Accum. IUL 1.0, 2.0 & 4.0	Protect. IUL 1.0 & 3.0
Lapse Protection Benefit (LPB) Rider	Yes	Yes	Yes	Yes	No	Yes
Premier Rider	Yes	No	Yes	No	No	No
20-year Term Rider	Yes	No	Yes	No	No	No
Policy Split Option	No	Yes	No	No	No	No
Estate Preservation Rider	No	Yes	No	No	No	No
Acceleration of Death Benefit due to Terminal Illness	Yes	No	Yes	Yes	Yes	Yes
Acceleration of Death Benefit due to Cognitive Impairment	Yes	No	No	No	No	No
Supplemental Protection Rider	No	No	No	No	Yes	No
“Yes” (or “No”) means that the rider/supplemental benefit is (or isn’t) available for a given product.
Riders will be reinsured on the same Basis as the base plan as per (b) Plans Covered.

Accelerated Benefit Rider due to Terminal Illness or Cognitive Impairment - The Reinsurer’s participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider. Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal Illness on Symetra UL 2015, Milestone VUL-G, Symetra Accumulator IUL 1.0, Symetra Protector IUL 1.0, Symetra Accumulator IUL 2.0, Symetra Accumulator IUL 4.0 and Symetra Protector IUL 3.0: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

Lapse Protection Benefit (LPB) Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Premier Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective June 11, 2021

20-year Term Rider - The Ceding Company will retain its Maximum Limits of Retention as set out in Exhibit 2, on the base policy and then on the rider if the rider is issued on the same insured as the base policy and cede the remaining to the Reinsurance Pool. If rider is issued on another insured, the Ceding Company will retain its Maximum Limits of Retention as if issued as a stand-alone policy and cede the remaining to the Reinsurance Pool.

Estate Preservation Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool. The reinsured amount will be proportionally reinsured on each of the base policy and the rider based on the proportion at issue of total “Reinsured NAR” for the base policy and rider to the total “NAR”. Upon expiry of the rider, the Ceding Company will retain its Maximum Limits of Retention on the base policy and reinsure the remaining portion.

Policy Split Option - If this option is exercised, the Ceding Company will retain its available single life Maximum Limits of Retention on each life, as set out in Exhibit 2, and cede the remaining, if any, to the Reinsurance Pool. When a policy split option occurs on a risk, the rates will be the Point-in-Scale single life rates according to the individual’s original age, sex and class as set out in Exhibit 5-Reinsurance Premium Methodology and Rates.

Supplemental Protection Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Riders not listed above will not be reinsured by the Reinsurer.

(e)Residence:
Proposed lives insured must be permanent residents of Canada, the United States of America and residents as outlined in Exhibit 9 - Foreign National Pool.

(f)Jumbo Limit:

[REDACTED]

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life.

For survivorship policies, the jumbo limit is based on:

[REDACTED]

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective June 11, 2021

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for with the Ceding Company, plus the total amount of life insurance applied for in all other companies (including the ultimate maximum amount if known).

Amounts to be replaced cannot be deducted from the total amount of life insurance in force except in the following two situations:

(a)An existing permanent product is to be replaced, with or without a 1035 exchange, and the Ceding Company has been provided with and filed an acceptable absolute assignment form; or
(b)An internal replacement situation for a product plan (code) where the same amount of in force coverage is being issued.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced concurrently with the issuance of the replacement policy.

[REDACTED]

(g)Cession Limits:

(a)Minimum Initial Cession: $0
The Ceding Company will not cede a Policy to the Reinsurer unless the amount to be reinsured under this Agreement at issue is greater than or equal to the Minimum Initial Cession.

(b)Trivial Amount: $0

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 7

To the Automatic YRT Reinsurance Agreement Effective May l , 2015
Reference Number: QARYR2-l 505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
operating through its U.S. Branch (hereinafter referred to as "the Reinsurer")

It is hereby declared and agreed that effective November 4, 2019, the above-referenced Agreement will be amended to include the following change:
I. SECTION 25. INTERPRETATION OFTHE AGREEMENT, sub-section A. Parties to the Agreement, will be deleted and replaced with the following:

This Agreement is an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and performance of the obligations of each Party under this Agreement will be rendered solely to the other Party and will not create any right, benefit, or legal relationship between the Reinsurer and any third party including, but not limited to, any insured, policyholder, agent, beneficiary, insurer, or other reinsurer with respect to each of whom the Ceding Company shall remain solely liable. The Ceding Company agrees that it will not make the Reinsurer a party to any litigation between any third party and the Ceding Company. However, the rights, duties and obligations set forth in the Agreement shall inure to the benefit of and be binding upon any and all liquidators, receivers, successors and permitted assigns of each Party.

Either Party will notify the other Party of a change in its ownership or control. With respect to the Reinsurer, a change in control or ownership means Great-West Lifeco Inc. will cease at any time to be the beneficial owner, directly or indirectly, through similarly controlled subsidiaries of over 50% of the issued and outstanding voting securities of the Reinsurer.

2. EXHIBIT 1, REINSURANCE SPECIFICATIONS, Effective May 29, 2019, will be deleted and replaced by the attached EXHIBIT 1, Effective November 4, 2019.

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

Remainder of page intentionally left blank.

This Amendment may be signed in multiple counterparts, each of which, when so executed and delivered will be an original, but such counterparts will together constitute one and the same instrument. The Ceding Company and Reinsurer agree that transmission of copies of original signatures as a "PDF" document attached to an email will constitute valid execution of this Amendment and that, in such instance, there will be no need to exchange "wet" signatures.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to become executed on the dates shown below.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 1 - REINSURANCE SPECIFICATIONS
Effective November 4, 2019

(a)Life Reinsurance:
Basis l: The Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2
- Ceding Company's Retention and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer' s Automatic Participation Limits, as set out in Exhibit 4.
Basis 2: The Ceding Company has entered into YRT agreements with third party reinsurers under which each policy risk is shared equally on a first dollar quota share basis. For the Ceding Company' s [REDACTED] share, the Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2 and cede the remainder to the Reinsurance Pool. The Reinsurer' s share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer' s Automatic Participation Limits, as set out in Exhibit 4.
(b)Plans Covered:

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Classic UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Smoking Status Unknown	[REDACTED]	1	May 1, 2015
Symetra UL 2015
Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine
Standard Nicotine Substandard Nicotine Smoking Status Unknown
		[REDACTED]	I	May 1, 2015
Survivorship UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Uninsurable	[REDACTED]	I	May 1, 2015

EXHIBIT 1 - REINSURANCE SPECIFICATIONS(Continued) Effective November 4, 2019

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Milestone (VUL-G)	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	2	April 3, 2017
Symetra Accumulator IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1	October 9, 2017 to January 31, 2020
Symetra Protector IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1 or2*	May29,2019
Symetra Accumulator IUL 2.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	l	November 4, 2019
[REDACTED]

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective November 4, 2019

Minimum Issued Face Amount:

[REDACTED]

Joint Life Age/Risk Class Limitations
[REDACTED]

(c)Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in Exhibit 9 - Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

(d)Riders and Supplementary Benefits:

	Classic UL	SUL	Symetra UL2015	VUL G	Accum. IUL 1.0	Protect. lUL	Accum. IUL 2.0
Lapse Protection Benefit (LPB) Rider	Yes	Yes	Yes	Yes	No	Yes	No
Premier Rider	Yes	No	Yes	No	No	No	No
20-year Term Rider	Yes	No	Yes	No	No	No	No
Policy Split Option	No	Yes	No	No	No	No	No
Estate Preservation Rider	No	Yes	No	No	No	No	No
Acceleration of Death Benefit due to Terminal Illness	Yes	No	Yes	Yes	Yes	Yes	Yes
Acceleration of Death Benefit due to Cognitive Impairment	Yes	No	No	No	No	No	No
Supplemental Protection Rider	No	No	No	No	Yes	No	Yes
"Yes" (or "No") means that the rider/supplemental benefit is (or isn't) available for a given product. Riders will be reinsured on the same Basis as the base plan as per (b) Plans Covered.
Accelerated Benefit Rider due to Terminal Illness, Chronic Illness or Cognitive Impairment - The Reinsurer's participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider.
Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal Illness on Symetra UL 2015, Milestone VUL-G. Symetra Accumulator IlJL 1.0, Symetra Protector IlJL1.0and Symetra Accumulator IUL2.0: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

Lapse Protection Benefit (LPB) Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Premier Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

20-year Term Rider - The Ceding Company will retain its Maximum Lim.its of Retention as set out in Exhibit 2, on the base policy and then on the rider if the rider is issued on the same insured as the base policy and cede the remaining to the Reinsurance Pool. If rider is issued on another insured, the Ceding Company will retain its Maximum Limits of Retention as if issued as a stand-a1one policy and cede the remaining to the Reinsurance Pool.

Estate Preservation Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool. The reinsured amount will be proportionally reinsured on each of the base policy and the rider based on the proportion at issue of total "Reinsured NAR" for the base policy and rider to the total "NAR". Upon expiry of the rider, the Ceding Company will retain its Maximum Limits of Retention on the base policy and reinsure the remaining portion.

Policy Split Option - If this option is exercised, the Ceding Company will retain its available single life Maximum Limits of Retention on each life, as set out in Exhibit 2, and cede the remaining, if any, to the Reinsurance Pool. When a policy split option occurs on a risk, the rates will be the Point-in-Scale single life rates according to the individual's original age, sex and class as set out in Exhibit 5-Reinsurance Premium Methodology and Rates.

Supplemental Protection Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Riders not listed above will not be reinsured by the Reinsurer.

(e)Residence:
Proposed lives insured must be permanent residents of Canada, the United States of America and residents as outlined in Exhibit 9 - Foreign National Pool.

(f)Jumbo Limit:

[REDACTED]

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life.

For survivorship policies, the jumbo limit is based on:
[REDACTED]

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for with the Ceding Company, plus the total amount of life insurance applied for in all other companies (including the ultimate maximum amount if known).

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective November 4, 2019

Amounts to be replaced cannot be deducted from the total amount of life insurance in force except in the following two situations:
(a)    An existing permanent product is to be replaced, with or without a 1035 exchange, and the Ceding Company has been provided with and filed an acceptable absolute assignment form; or
(b)An internal replacement situation for a product plan (code) where the same amount of in force coverage is being issued.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced concurrently with the issuance of the replacement policy.

[REDACTED]

(g)Cession Limits:

(a)Minimum Initial Cession: $0
The Ceding Company will not cede a Policy to the Reinsurer unless the amount to be reinsured under this Agreement at issue is greater than or equal to the Minimum Initial Cession.

(b)Trivial Amount: $0

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 6

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-J 505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as ''the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
operating through its U.S. Branch (hereinafter referred to as ''the Reinsurer")

It is hereby declared and agreed that effective July 8, 2019, the above-referenced Agreement will be amended to include the following change:
1. EXHIBIT 10, FOREIGN NATIONAL UNDERWRITING GUIDELINES will be added to the Agreement. In the event of a conflict between EXHIBIT 9, FOREIGN NATIONAL POOL, and EXHIBIT 10, FOREIGN NATIONAL UNDERWRITING GUIDELINES, the parameters set out in Exhibit 10 will supersede. Notwithstanding the above provisions, any changes to RGA's Country Code listing will not require a formal amendment and will be considered a part of the Exhibit from such date forth. Upon written request from the Reinsurer, the Ceding Company will provide on an annual basis, an updated listing of RGA's Country Code classification and any changes applicable.

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

This Amendment may be signed in multiple counterparts, each of which when so executed and delivered will be an original, but such counterparts will together constitute one and the same instrument. The Ceding Company and the Reinsurer agree that transmission of copies of original signatures as a "PDF" document attached to an email will constitute valid execution of this Amendment and that, in such instance, there will be no need to exchange "wet" signatures.

Remainder of page intentionally left blank.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 10 - FOREIGN NATIONAL UNDERWRITING GUIDELINES

[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]
Amendment No. 5

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-1505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
operating through its U.S. branch (hereinafter referred to as "the Reinsurer")

It is hereby declared and agreed that effective May 29, 2019, the above-referenced Agreement will be amended to include the following changes:
1.SECTION 8. REINSURANCE PREMIUMS, sub-section B. Rate Guarantee, will be deleted and replaced with the following:

Although the Reinsurer anticipates that the premium rates found in Exhibit 5 - Reinsurance Premium Methodology and Rates will apply indefinitely, the Reinsurer guarantees the Reinsurance Premium Rates for a period of one year. The Reinsurer reserves the right to increase the Reinsurance Premium Rates on any Policy that has crossed its first Policy anniversary. The new Reinsurance Premium Rates will be effective ninety (90) calendar days after the date of notification ("Rate Change Effective Date") and will be implemented for each Policy on the first Policy anniversary after the Rate Change Effective Date. If the Reinsurer increases its Reinsurance Premium Rates, the Ceding Company may recapture the affected block of Reinsured Business without payment of a recapture fee and by providing notice to the Reinsurer within one (1) year from the Rate Change Effective Date and without being subject to the provisions of Section 17 - Recapture of Reinsurance. If such block of affected policies is recaptured, the effective date of the recapture for each Policy will be on the first Policy anniversary following the date of notification of recapture.

For products that have not adopted the 2017 CSO Loaded ANB Select and Ultimate mortality table: The Reinsurer guarantees that the Reinsurance Premium Rates applicable to the Reinsured Business under this Agreement will not exceed the greater of the Reinsurance Premium Rates in Exhibit 5 as of the Effective Date of this Agreement and the YRT net premiums at the [REDACTED] mortality table and statutory maximum interest rate for the Reinsured Business.

For products that have adopted the 2017 CSO Loaded ANB Select and Ultimate mortality table:
The Reinsurer guarantees [REDACTED]

2.SECTION 9. NET AMOUNT AT RISK will be deleted and replaced with the following:

For interest sensitive plans and riders, the Net Amount at Risk ("NAR") applicable to each policy year will be calculated as the death benefit less the maximum of the proxy economic reserve and the cash value. For fixed benefit plans and riders, the NAR applicable to each policy will be calculated as the death benefit.

The Reinsured Net Amount at Risk (" Reinsured NAR") is the NAR less the Ceding Company' s Maximum Retention as set out in Exhibit 2, Ceding Company's Retention, together multiplied by the Reinsurer's share shown in Exhibit 1 (a).

The overriding principle involved is that the Ceding Company will maintain a level retention at all times.

The proxy economic reserve factors are built into the Ceding Company's administrative system and were provided to the Reinsurer. The Ceding Company will notify the Reinsurer if there are any material changes to the economic reserve factors. It is also understood that for interest sensitive policies issued without a no-lapse guarantee rider and all IUL policies, the proxy economic reserve is [REDACTED].

3.SECTION 10. REINSURANCE RESERVES, sub-section A. Reserve Basis, will be deleted and replaced with the following:
For products that have not adopted the 2017 CSO Loaded ANB Select and Ultimate mortality table: The Reinsurer will hold statutory reserves for its proportion of each Policy reinsured on a [REDACTED] basis using the [REDACTED] table and the prevailing statutory interest rate.

For products that have adopted the 2017 CSO Loaded ANB Select and Ultimate mortality table:
The Reinsurer will hold statutory reserves for its proportion of each Policy reinsured on a [REDACTED] basis using the 2017 CSO Loaded ANB Select and Ultimate Sex and Smoker distinct table and the prevailing statutory interest rate.

4.EXHIBIT 1, REINSURANCE SPECIFICATIONS, Effective October 9, 2017, will be deleted and replaced by the attached EXHIBIT 1, Effective May 29, 2019.

This Amendment may be signed in multiple counterparts, each of which, when so executed and delivered will be an original, but such counterparts will together constitute one and the same instrument. The Parties agree that transmission of copies of original signatures as a "PDF" document attached to an email will constitute valid execution of this Amendment and that, in such instance, there will be no need to exchange "wet" signatures.

[the remainder of this page left blank intentionally]

In witness whereof, the Parties, by their respective duly authorized officers, have caused this Amendment to become effective as of the Effective Date upon execution.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 1 - REINSURANCE SPECIFICATIONS
Effective May 29, 2019

(a)Life Reinsurance:
Basis 1: The Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2
- Ceding Company's Retention and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer's Automatic Participation Limits, as set out in Exhibit 4.
Basis 2: The Ceding Company has entered into YRT agreements with third party reinsurers under which each policy risk is shared equally on a first dollar quota share basis. For the Ceding Company's [REDACTED] share, the Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2 and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer's Automatic Participation Limits, as set out in Exhibit 4.
(b)Plans Covered:

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
	Super Preferred Non Nicotine	[REDACTED]
Preferred Non Nicotine
Standard Plus Non Nicotine
Standard Non Nicotine
Classic UL	Substandard Non-Nicotine Preferred Nicotine		I	May 1, 2015
Standard Nicotine
Substandard Nicotine
Smoking Status Unknown
Symetra UL 2015
Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine
Standard Nicotine
Substandard Nicotine Smoking Status Unknown
		[REDACTED]	l	May 1, 2015
Survivorship UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Uninsurable	[REDACTED]	1	May 1, 2015
	Super Preferred Non Nicotine	[REDACTED]
Preferred Non Nicotine
Standard Plus Non Nicotine
Milestone (VUL-G)	Standard Non Nicotine Substandard Non-Nicotine		2	April 3, 2017
Preferred Nicotine
Standard Nicotine
Substandard Nicotine

EXHIBIT 1 - REINSURANCE SPECIFICATIONS(Continued)
Effective May 29, 2019

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
	Super Preferred Non Nicotine	[REDACTED]
Symetra	Preferred Non Nicotine Standard Plus Non Nicotine
Accumulator IUL 1.0	Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine		1	October 9, 2017·
Standard Nicotine
Substandard Nicotine
Symetra Protector IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1 or2*	May29,2019
[REDACTED]
Minimum Issued Face Amount·
[REDACTED]

Joint Life Age/Risk Class Limitations

[REDACTED]

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued}
Effective May 29, 2019

(c)Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in Exhibit 9 - Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

(d)Riders and Supplementary Benefits:

	Classic UL	SUL	Symetra UL2015	VULG	Accum. !UL	Protector IUL
Lapse Protection Benefit (LPB) Rider	Yes	Yes	Yes	Yes	No	Yes
Premier Rider	Yes	No	Yes	No	No	No
20-year Term Rider	Yes	No	Yes	No	No	No
Policy Split Option	No	Yes	No	No	No	No
Estate Preservation Rider	No	Yes	No	No	No	No
Acceleration of Death Benefit due to Terminal Illness	Yes	No	Yes	Yes	Yes	Yes
Acceleration of Death Benefit due to Cognitive Impairment	Yes	No	No	No	No	No
Supplemental Protection Rider	No	No	No	No	Yes	No
"Yes" (or ''No") means that the rider/supple mental benefit is (or isn't) available for a given product. Riders will be reinsured on the same Basis as the base plan as per (b) Plans Covered.
Accelerated Benefit Rider due to Terminal Illness, Chronic Illness or Cognitive Impairment - The Reinsurer' s participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider.
Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal lllness on Symetra UL 2015, Milestone VUL-G, Symetra Accumulator IUL 1.0 and Symetra Protector JUL 1.0: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

Lapse Protection Benefit (LPB) Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Premier Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective May 291 2019

20-year Term Rider - The Ceding Company will retain its Maximum Limits of Retention as set out in Exhibit 2, on the base policy and then on the rider if the rider is issued on the same insured as the base policy and cede the remaining to the Reinsurance Pool. If rider is issued on another insured, the Ceding Company will retain its Maximum Limits of Retention as if issued as a stand-alone policy and cede the remaining to the Reinsurance Pool.

Estate Preservation Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool. The reinsured amount will be proportionally reinsured on each of the base policy and the rider based on the proportion at issue of total "Reinsured NAR" for the base policy and rider to the total "NAR". Upon expiry of the rider, the Ceding Company will retain its Maximum Limits of Retention on the base policy and reinsure the remaining portion.

Policy Split Option - If this option is exercised, the Ceding Company will retain its available single life Maximum Limits of Retention on each life, as set out in Exhibit 2, and cede the remaining, if any, to the Reinsurance Pool. When a policy split option occurs on a risk, the rates will be the Point-in-Scale single life rates according to the individual's original age, sex and class as set out in Exhibit 5-Reinsurance Premium Methodology and Rates.

Supplemental Protection Rider -The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Riders not listed above will not be reinsured by the Reinsurer.

(e)Residence:
Proposed lives insured must be permanent residents of Canada, the United States of America and residents as outlined in Exhibit 9 - Foreign National Pool.

(f)Jumbo Limit:

[REDACTED]

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life.

For survivorship policies, the jumbo limit is based on:

[REDACTED]

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective May 29, 2019

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for with the Ceding Company, plus the total amount of life insurance applied for in all other companies (including the ultimate maximum amount if known).

Amounts to be replaced cannot be deducted from the total amount of life insurance in force except in the following two situations:

(a)An existing permanent product is to be replaced, with or without a 1035 exchange, and the Ceding Company has been provided with and filed an acceptable absolute assignment form; or
(b)An internal replacement situation for a product plan (code) where the same amount of in force coverage is being issued.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced concurrently with the issuance of the replacement policy.

[REDACTED]

(g)Cession Limits:

(a)Minimum initial Cession: $0
The Ceding Company will not cede a Policy to the Reinsurer unless the amount to be reinsured under this Agreement at issue is greater than or equal to the Minimum Initial Cession.

(b)Trivial Amount: $0

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]
Amendment No. 4

To the Automatic YRT Reinsurance Agreement Effective May 1, 20 I 5
Reference Number: QARYR2-l 505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
a corporation organized under the laws of Canada, operating through its U.S. branch in the State of Michigan (hereinafter referred to as "the Reinsurer")

It is hereby declared and agreed that effective May l, 2015, the above-referenced Agreement will be amended to include the following change:
I.        EXHIBIT 5, REINSURANCE PREMIUM METHODOLOGY AND RATES, YRT Reinsurance Premium, sub-section Survivorship UL, will be replaced by the following:

The YRT Reinsurance Premium for each coverage will be calculated using the Frasier Method, as specified in Exhibit 9.
Minimum premium (after Frasierization) is [REDACTED]
[REDACTED]

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below in duplicate, each of which will be deemed an original but both of which together will constitute one and the same instrument.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]
Amendment No. 3

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-1505
between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
a corporation organized under the laws of Canada, using its U.S. domestic port of entry in Michigan (hereinafter referred to as "the Reinsurer")

It is hereby declared and agreed that effective October 9, 2017, the above-referenced Agreement will be amended to include the following changes:
1.SECTION 8. REINSURANCE PREMIUMS, sub-section B. Rate Guarantee, will be deleted and replaced with the following:

Although the Reinsurer anticipates that the premium rates found in Exhibit 5 - Reinsurance Premium Methodology and Rates will apply indefinitely, the Reinsurer guarantees the Reinsurance Premium Rates for a period of one year. The Reinsurer reserves the right to increase the Reinsurance Premium Rates on any Policy that has crossed its first Policy anniversary. The new Reinsurance Premium Rates will be effective ninety (90) calendar days after the date of notification ("Rate Change Effective Date") and will be implemented for each Policy on the first Policy anniversary after the Rate Change Effective Date. If the Reinsurer increases its Reinsurance Premium Rates, the Ceding Company may recapture the affected block of Reinsured Business without payment of a recapture fee and by providing notice to the Reinsurer within one (1) year from the Rate Change Effective Date and without being subject to the provisions of Section 17 - Recapture of Reinsurance. If such block of affected policies is recaptured, the effective date of the recapture for each Policy will be on the first Policy anniversary following the date of notification of recapture.

The Reinsurer guarantees that the Reinsurance Premium Rates applicable to the Reinsured Business under this Agreement will not exceed the greater of the Reinsurance Premium Rates in Exhibit 5 and the YRT net premiums at the [REDACTED] mortality table and statutory maximum interest rate for the Reinsured Business.

2.SECTION 10. REINSURANCE RESERVES, sub-section A. Reserve Basis, will be deleted and replaced with the following:

The Reinsurer will hold statutory reserves for the proportion of each policy reinsured on a [REDACTED] basis using the [REDACTED] tables and the prevailing statutory interest rate.

3.EXHIBIT 1, REINSURANCE SPECIFICATIONS, Effective April 1, 2017, will be replaced by the attached EXHIBIT 1, Effective October 9, 2017.

4.The    following sentence    will    be added    to EXHIBIT    5,    REINSURANCE    PREMITJM METHODOLOGY AND RATES, sub-section Riders and Supplementary Benefits:

For the Supplemental Protection Rider, the applicable reinsurance rates are the same as the base plan reinsurance rates.

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below in duplicate, each of which will be deemed an original but both of which together will constitute one and the same instrument.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 1 - REINSURANCE SPECIFICATIONS
Effective October 9, 2017

(a)Life Reinsurance:
Basis 1: The Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2
- Ceding Company's Retention and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer's Automatic Participation Limits, as set out in Exhibit 4.

Basis 2: The Ceding Company has entered into a YRT agreement with a third party reinsurer under which each policy risk is shared equally on a first dollar quota share basis. For the Ceding Company's [REDACTED] share, the Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2 and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer's Automatic Participation Limits, as set out in Exhibit 4.
(b)Plans Covered:

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
	Super Preferred Non Nicotine	[REDACTED]
	Preferred Non Nicotine
	Standard Plus Non Nicotine
	Standard Non Nicotine
Classic UL	Substandard Non-Nicotine		1	May 1, 2015
	Preferred Nicotine
	Standard Nicotine
	Substandard Nicotine
	Smoking Status Unknown
	Super Preferred Non Nicotine	[REDACTED]
	Preferred Non Nicotine
	Standard Plus Non Nicotine
	Standard Non Nicotine
Symetra UL 2015	Substandard Non-Nicotine Preferred Nicotine		1	May 1, 2015
	Standard Nicotine
	Substandard Nicotine
	Smoking Status Unknown
	Super Preferred Non Nicotine	[REDACTED]
	Preferred Non Nicotine
	Standard Non Nicotine
Survivorship UL	Substandard Non-Nicotine Preferred Nicotine		1	May 1, 2015
	Standard Nicotine
	Substandard Nicotine
	Uninsurable
	Super Preferred Non Nicotine	[REDACTED]
	Preferred Non Nicotine
	Standard Plus Non Nicotine
Milestone (VUL-G)	Standard Non Nicotine Substandard Non-Nicotine		2	April 3, 2017
	Preferred Nicotine
	Standard Nicotine
	Substandard Nicotine

EXHIBIT 1-REINSURANCE SPECIFICATIONS (Continued}
Effective October 9. 2017

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Symetra Accumulator IUL 1.0	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	1	October 9, 2017

Minimum Issued Face Amount:

    [REDACTED]

Joint Life Age/Risk Class Limitations
[REDACTED]

(c)Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in Exhibit 9 - Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

EXHIBIT 1-REINSURANCE SPECIFICATIONS{Continued)
Effective October 9, 2017

{d) Riders and Supplementary Benefits:

	Classic UL	SUL	Symetra UL 2015	VULG	IUL
Lapse Protection Benefit (LPB) Rider	Yes	Yes	Yes	Yes	No
Premier Rider	Yes	No	Yes	No	No
20-year Term Rider	Yes	No	Yes	No	No
Policy Split Option	No	Yes	No	No	No
Estate Preservation Rider	No	Yes	No	No	No
Acceleration of Death Benefit due to Terminal Illness	Yes	No	Yes	Yes	Yes
Acceleration of Death Benefit due to Cognitive Impairment	Yes	No	No	No	No
Supplemental Protection Rider	No	No	No	No	Yes
"Yes" (or "No") means that the rider/supplemental benefit is (or isn't) available for a given product. Riders will be reinsured on the same Basis as the base plan as per (b) Plans Covered.
Accelerated Benefit Rider due to Terminal Illness, Chronic Illness or Cognitive Impairment - The Reinsurer's participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider.
Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal Illness on Symetra UL 2015. Milestone VUL-G, and Symetra Accumulator IUL 1.0: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

Lapse Protection Benefit (LPB) Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Premier Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

20-year Term Rider - The Ceding Company will retain its Maximum Limits of Retention as set out in Exhibit 2, on the base policy and then on the rider if the rider is issued on the same insured as the base policy, and cede the remaining to the Reinsurance Pool. If rider is issued on another insured, the Ceding Company will retain its Maximum Limits of Retention as if issued as a stand-alone policy and cede the remaining to the Reinsurance Pool.

EXHIBIT I -REINSURANCE SPECIFICATIONS (Continued)
Effective October 9, 2017

Estate Preservation Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool. The reinsured amount will be proportionally reinsured on each of the base policy and the rider based on the proportion at issue of total "Reinsured NAR" for the base policy and rider to the total "NAR". Upon expiry of the rider, the Ceding Company will retain its Maximum Limits of Retention on the base policy and reinsure the remaining portion.

Policy Split Option - If this option is exercised, the Ceding Company will retain its available single life Maximum Limits of Retention on each life, as set out in Exhibit 2, and cede the remaining, if any, to the Reinsurance Pool. When a policy split option occurs on a risk, the rates will be the Point-in-Scale single life rates according to the individual's original age, sex and class as set out in Exhibit 5-Reinsurance Premium Methodology and Rates.

Supplemental Protection Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Riders not listed above will not be reinsured by the Reinsurer.

(e) Residence:
Proposed lives insured must be permanent residents of Canada, the United States of America and residents as outlined in Exhibit 9 - Foreign National Pool.

(t)Jumbo Limit:

[REDACTED]

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life.

For survivorship policies, the jumbo limit is based on:
    [REDACTED]

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for with the Ceding Company, plus the total amount of life insurance applied for in all other companies (including the ultimate maximum amount if known).

Amounts to be replaced cannot be deducted from the total amount of life insurance in force except in the following two situations:

EXHIBIT 1-REINSURANCE SPECIFICATIONS(Continued}
Effective October 9, 2017

(a)An existing permanent product is to be replaced, with or without a 1035 exchange, and the Ceding Company has been provided with and filed an acceptable absolute assignment form; or
(b)An internal replacement situation for a product plan(code) where the same amount of in force coverage is being issued.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced concurrently with the issuance of the replacement policy.

[REDACTED]

(g)Cession Limits:

(a)Minimum Initial Cession: $0
The Ceding Company will not cede a Policy to the Reinsurer unless the amount to be reinsured under this Agreement at issue is greater than or equal to the Minimum Initial Cession.

(b)Trivial Amount: $0

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]

Amendment No. 2

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-1505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
a corporation organized under the laws of Canada, using its U.S. domestic port of entry in Michigan (hereinafter referred to as ''the Reinsurer")

It is hereby declared and agreed that the above-referenced Agreement will be amended to include the following changes:
1.    EXHIBIT 1, REINSURANCE SPECIFICATIONS, will be replaced by the attached EXHIBIT 1, Effective April 3, 2017 to reflect the addition of the Milestone VUL-G plan.

2.    EXHIBIT 2, CEDING COMPANY'S RETENTION, will be replaced by the attached EXHIBIT 2, Effective April 1, 2017 to reflect the Company's increased retention.

3.    EXHIBIT 9, FOREIGN NATIONAL POOL, sub-section (d) Foreign National Pool Retention Limits will be replaced by the following Effective April 1, 2017.

(d) Foreign National Pool Retention Limits

The Ceding Company will retain its Maximum Limits of Retention per life as set out below.

Single Life
        [REDACTED]

Survivorship
-The Ceding Company's Survivorship retention is the maximum life retention available on any one life up to the maximum limits below.

[REDACTED]

The Jumbo Limit for Single Life and Survivorship policies will be [REDACTED] for issue ages [REDACTED].

Estate Preservation Rider - Same terms as shown in Exhibit 1, Reinsurance Specifications and Exhibit 2, Ceding Company's Retention.

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.
IN WITNESS WHEREO, F the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below in duplicate, each of which will be deemed an original but both of which together will constitute one and the same instrument.

SYMETRA LIFE INSURANCE COMPANY
By:

THE CANADA LIFE ASSURANCE COMPANY
By:

EXHIBIT 1 - REINSURANCE SPECIFICATIONS
Effective April 3, 2017

(a)    Life Reinsurance:
Basis 1: The Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2
- Ceding Company's Retention and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer 's Automatic Participation Limits, as set out in Exhibit 4.
Basis 2: The Ceding Company has entered into a YRT agreement with a third party reinsurer under which each policy risk is shared equally on a first dollar quota share basis. For the Ceding Company' s [REDACTED] share, the Ceding Company will retain its Maximum Limits of Retention per life as set out in Exhibit 2 and cede the remainder to the Reinsurance Pool. The Reinsurer's share of the reinsured amount shall be [REDACTED], not to exceed the Reinsurer' s Automatic Participation Limits, as set out in Exhibit 4.

(b)    Plans Covered:

PLAN	UNDERWRITING CLASSES	ISSUE AGES	BASIS	EFFECTIVE DATE
Classic UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Smokin11: Status Unknown	[REDACTED]	1	May 1, 2015
Symetra UL 2015	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Smoking Status Unknown	[REDACTED]	1	May 1, 2015
Survivorship UL	Super Preferred Non Nicotine Preferred Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine Uninsurable	[REDACTED]	1	May 1, 2015
Milestone VUL-G	Super Preferred Non Nicotine Preferred Non Nicotine Standard Plus Non Nicotine Standard Non Nicotine Substandard Non-Nicotine Preferred Nicotine Standard Nicotine Substandard Nicotine	[REDACTED]	2	April 3, 2017

EXHIBIT 1- REINSURANCE SPECIFICATIONS {Continued)
Effective April 3, 2017

Minimum Issued Face Amount:

[REDACTED]

Joint Life Age/Risk Class Limitations

[REDACTED]

(c)    Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in Exhibit 9 - Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

(d)    Riders and Supplementary Benefits:

	Classic UL	SUL	Symetra UL 2015	VULG
Lapse Protection Benefit (LPB) Rider	Yes	Yes	Yes	Yes
Premier Rider	Yes	No	Yes	No
20-year Term Rider	Yes	No	Yes	No
Policy Split Option	No	Yes	No	No
Estate Preservation Rider	No	Yes	No	No
Acceleration of Death Benefit due to Terminal Illness	Yes	No	Yes	Yes
Acceleration of Death Benefit due to Cognitive Impairment	Yes	No	No	No

"Yes" (or ''No") means that the rider/supplemental benefit is (or isn't) available for a given product. Riders will be reinsured on the same Basis as the base plan as per (b) Plans Covered.

EXHIBIT 1 - REINSURANCE SPECIFICATIONS (Continued)
Effective April 3, 2017

Accelerated Benefit Rider due to Terminal Illness or Cognitive Impairment - The Reinsurer's participation is pursuant to Section 19 - Settlement of Claims, sub-section D, Accelerated Benefit Rider. Acceleration of Death Benefit due to Terminal Illness on Classic UL: [REDACTED]
Acceleration of Death Benefit due to Terminal Illness on Symetra UL 2015 and Milestone VUL-G: [REDACTED]
Acceleration of Death Benefit due to Cognitive Impairment: [REDACTED]

Lapse Protection Benefit (LPB) Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

Premier Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool.

20-year Term Rider - The Ceding Company will retain its Maximum Limits of Retention as set out in Exhibit 2, on the base policy and then on the rider if the rider is issued on the same insured as the base policy, and cede the remaining to the Reinsurance Pool. If rider is issued on another insured, the Ceding Company will retain its Maximum Limits of Retention as if issued as a stand-alone policy and cede the remaining to the Reinsurance Pool.

Estate Preservation Rider - The Ceding Company will retain its Maximum Limits of Retention for the base policy and rider (combined), as set out in Exhibit 2, and cede the remaining to the Reinsurance Pool. The reinsured amount will be proportionally reinsured on each of the base policy and the rider based on the proportion at issue of total "Reinsured NAR" for the base policy and rider to the total "NAR". Upon expiry of the rider, the Ceding Company will retain its Maximum Limits of Retention on the base policy and reinsure the remaining portion.

Policy Split Option - If this option is exercised, the Ceding Company will retain its available single life Maximum Limits of Retention on each life, as set out in Exhibit 2, and cede the remaining, if any, to the Reinsurance Pool. When a policy split option occurs on a risk, the rates will be the Point-in-Scale single life rates according to the individual's original age, sex and class as set out in Exhibit 5-Reinsurance Premium Methodology and Rates.

Riders not listed above will not be reinsured by the Reinsurer.

(e)    Residence:
Proposed lives insured must be permanent residents of Canada or the United States of America at the time of issue except as outlined in Exhibit 9 - Foreign National Pool.

EXHIBIT 1 - REINSURANCE SPECIFICATIONS(Continued)
Effective April 3, 2017

(f)    Jumbo Limit:

[REDACTED]

The Ceding Company will not cede any risk automatically if the Jumbo Limit amount stated above is exceeded on any one life.

For survivorship policies, the jumbo limit is based on:
    [REDACTED]

The Jumbo Limit is defined as the total amount of life insurance in force, including any amounts to be replaced, plus the total ultimate maximum amount of life insurance applied for with the Ceding Company, plus the total amount of life insurance applied for in all other companies (including the ultimate maximum amount if known).

Amounts to be replaced cannot be deducted from the total amount of life insurance in force except in the following two situations:
(a)    An existing permanent product is to be replaced, with or without a 1035 exchange, and the Ceding
Company has been provided with and filed an acceptable absolute assignment form; or
(b)    An internal replacement situation for a product plan (code) where the same amount of in force coverage is being issued.

The Ceding Company assumes full responsibility to effect the cancellation of the policy being replaced concurrently with the issuance of the replacement policy.

[REDACTED]

EXHIBIT 1-REINSURANCE SPECIFICATIONS (Continued)
Effective April 3, 2017

(g)    Cession Limits:

(a)    Minimum Initial Cession: $0
The Ceding Company will not cede a Policy to the Reinsurer unless the amount to be reinsured under this Agreement at issue is greater than or equal to the Minimum Initial Cession.

(b)    Trivial Amount: $0

EXHIBIT 2 - CEDING COMPANY'S RETENTION
Effective April 1, 2017

Single Life

MAXIMUM LIMITS OF RETENTION
Per Life
    [REDACTED]
It is understood the Ceding Company may retain less than its retention on a Policy if it has previous retention on the same life, in order to avoid being over retained on that life.

Survivorship

MAXIMUM LIMITS OF RETENTION
The Ceding Company's Survivorship retention is the maximum life retention available on any one life up to the maximum limits below.

    [REDACTED]

For policies issued with the Estate Protection Rider (EPR), the Ceding Company will calculate its applicable retention on the total Policy Net Amount at Risk and allocate its retention proportionally between the base policy and rider based on the at issue proportion of base policy net amount at risk and rider net amount at risk to base plus rider net amount at risk. It is further understood that upon expiry of the EPR, the Ceding Company's retention will be fully applied to the base policy.

Single Life and Survivorship
[REDACTED]

[CERTAIN PORTIONS OF THIS EXHIBIT CONTAIN CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED.]
Amendment No.1

To the Automatic YRT Reinsurance Agreement Effective May 1, 2015
Reference Number: QARYR2-1505 between
SYMETRA LIFE INSURANCE COMPANY
domiciled in Iowa
(hereinafter referred to as "the Ceding Company") and
THE CANADA LIFE ASSURANCE COMPANY
a corporation organized under the laws of Canada, using its U.S. domestic port of entry in Michigan (hereinafter referred to as "the Reinsurer")

It is hereby declared and agreed that effective March 14, 2016, the above-referenced Agreement will be amended to include the following changes:
1.EXHIBIT 1, REINSURANCE SPECIFICATIONS, sub-sections (c) Exclusions and (e) Residence, Effective May 1, 2015, will be replaced by the following:

(c) Exclusions:
-Proposed insureds who reside outside of the United States of America and Canada except as outlined in the attached Exhibit 9, Foreign National Pool.
-The applicant is a professional athlete, defined as an individual who earns the majority of his or her income from currently playing in professional individual sports teams including Major League Baseball, the National Football League, the National Basketball Association, and the National Hockey League.

(e) Residence:
Proposed lives insured must be permanent residents of Canada or the United States of America at the time of issue except as outlined in the attached Exhibit 9, Foreign National Pool.

2.EXHIBIT 9, FOREIGN NATIONAL POOL, Effective March 14, 2016, will be added to the Agreement.

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and is subject otherwise to all the terms and conditions of the Agreement together with all the amendments and supplements thereto.

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer, by their respective authorized officers, have caused this Amendment to be executed on the dates shown below in duplicate, each of which will be deemed an original but both of which together will constitute one and the same instrument.

SYMETRA LIFE INSURANCE COMPANY

By:

THE CANADA LIFE ASSURANCE COMPANY,
By:

EXHIBIT 9 - FOREIGN NATIONAL POOL
(Effective March 14, 2016)

(a)Plan of Insurance

-Plans as shown in Exhibit 1, Reinsurance Specifications, and issued with the Ceding Company's Foreign National guidelines. Any changes to the Ceding Company's Foreign National guidelines will be reviewed and approved by the Reinsurer.
-No supplemental benefits except for the Lapse Protection Benefit (LPB) Rider and Estate Preservation Rider (Survivorship). The base face amount of the policy and rider will be limited to the automatic binding limit below.

(b)Foreign National Capacity By Country Rating- Single Life and Survivorship

The Reinsurer agrees to accept [REDACTED] of the reinsured amount up to the limits set out below. The Reinsurer's automatic capacity applies to issue ages [REDACTED] with a maximum mortality rating of [REDACTED].
    [REDACTED]

*For Survivorship UL policies, the applicable underwriting classes in Exhibit 1, Reinsurance Specifications, will apply.

(c)Underwriting Guidelines

[REDACTED]

EXHIBIT 9- FOREIGN NATIONAL POOL (Continued)
(Effective March 14, 2016)

1.If Life Guide indicates individual consideration, then the case would be sent to Swiss Re for individual consideration. If they accept, the case will be reinsured automatically and if there are any extra ratings, those will be shared with all reinsurers since they will be charged to the policyholder. If Swiss Re declines, the case will go out facultatively to all reinsurers.

(d)Foreign National Pool Retention Limits

The Ceding Company will retain its Maximum Limits of Retention per life as set out below.

    [REDACTED]

Estate Preservation Rider - Same terms as shown in Exhibit 1, Reinsurance Specifications and Exhibit 2, Ceding Company's Retention.

(e)Reinsurance Premium for Foreign National Pool

A and B rated countries:
[REDACTED]

Estate Preservation Rider: Will be reinsured at the same Reinsurance Premium Rates as per above.

Lapse Protection Benefit (LPB) rider: No reinsurance premium is payable.